MARTIN GOLDBAUM and SALLY GOLDBAUM, Landlords,

                                 Lease Agreement

                                    - with -

                        HARVEY ELECTRONICS, Inc., Tenant.

                              115 East Main Street
                           Mount Kisco, New York 10549

                                Table of Contents


      Article                       Subject                                                             Page
        1.                          Definitions and Terms                                                 2
        2.                          Demising Clause                                                       5
        3.                          Term and Possession                                                   5
        4.                          Rent and Additional Rent                                              6
        5.                          Prepaid Rent                                                          9
        6.                          Permitted Uses and Prohibited
                                         Uses                                                             10
         7.                         Services Supplied by Lessor                                           12
        8.                          Subletting and Assignment                                             13
        9.                          Quiet Possession, Subordination
                                         and Attornment                                                   15
        10.                         Landlord's Reserved Rights                                            17
        11.                         Alterations and Improvements                                          18
        12.                         Repairs and Replacements                                              21
        13.                         Destruction or Damage                                                 22
        14.                         Eminent Domain                                                        24
        15.                         Holding Over                                                          26
        16.                         Surrender of Possession                                               26
        17.                         Default and Remedies                                                  28
        18.                         Insurance and Waiver of Claims                                        31
        19.                         Taxes on Lessee's Property and
                                         Lease Taxes                                                      34
        20.                         Estoppel Certificates                                                 35
        20(A).                      Renewal Rights
        21.                         Miscellaneous                                                         37
        22.                         Right of First Refusal                                                42
        23.                         Post-Closing Obligations Under
                                         Contract of Sale                                                 44
                                    Signature page                                                        45
                                    Acknowledgements                                                      46


                                    Article 1
                              Definitions and Terms

     As used in this Lease, the following terms shall have the following meanings:

     1.1 Landlord or Lessor shall have the same meaning, and shall mean MARTIN GOLDBAUM and SALLY GOLDBAUM, whose address is 49 The Terrace, Katonah, New York 10538, and their successors and assigns.

     1.2 Tenant or Lessee shall have the same meaning, and shall mean HARVEY ELECTRONICS, Inc., a New York corporation having an office at 205 Chubb Avenue, Lyndhurst, New Jersey 07071, and its permitted assigns.

     1.3 Date of this Lease shall mean August 1, 1998.

     1.4 Commencement Date or Commencement of the Term shall have the same meaning, and shall mean August 1, 1998.

     1.5 Expiration Date or Expiration of the Term shall have the same meaning, and shall mean July 31, 2003.

     1.6 Term or Term of this Lease shall have the same meaning, and shall mean a period of five (5) years, beginning on the Commencement Date, and ending on the Expiration Date, unless sooner terminated.

     1.7 Rent Start Date shall mean October 1, 1998.

     1.8 Building shall mean the land and building located at 115 East Main Street, Mount Kisco, New York 10709.

     1.9 Permitted Use shall mean the operation of a retail electronics, accessories, audio equipment and video equipment sales, installation and service business, and no other use whatsoever.

     1.10. Annual Base Rent shall mean the sums set forth below for the respective periods set forth below, as adjusted in accordance with the terms of this Lease:


           Period                                           Annual Base Rent

       10/1/98-7/31/99                                          $ 66,666.67
        8/1/99-7/31/00                                            82,800.00
        8/1/00-7/31/01                                            85,700.00
        8/1/01-7/31/02                                            88,700.00
        8/1/02-7/31/03                                            91,800.00
        8/1/03-7/31/04                                            95,000.00
        8/1/04-7131/05                                            98,300.00
        8/1/05-7/31/06                                           101,700.00
        8/1/06-7/31/07                                           105,300.00
        8/1/07-7/31/08                                           109,000.00

     1.11 Monthly Base Rent shall mean the Annual Base Rent divided by "12"; except that for the period 10/1/98-7/31/99, the Monthly Base Rent shall be $ 6,666.67.

     1.12 Rent shall mean the Annual Base Rent, plus all items of Additional Rent required to be paid under this Lease.

     1.13 Security Deposit shall be the sum of $ 6,666.67; and any additions to such amount made during the Term.

     1.14 Premises or Leased Premises shall have the same meaning, and shall mean the premises described on Schedule "A".

     1.15 Lessee's Proportionate Share shall mean 68.80%.

     1.16 Real Estate Taxes shall mean ad valorem taxes imposed by any municipality, government or bureau) department or division of any government, and payable by Lessor, upon the land and improvements comprising the land and Building, including assessments for public betterments, and sewer rents, water frontage charges, vault taxes, and other similar impositions and assessments; and any taxes imposed as a substitute, replacement or supplement to presently imposed Real Estate Taxes. Real Estate Taxes shall not include income taxes payable by Lessor.

     1.17 Increased Real Estate Taxes shall mean the increase, if any, in Real Estate Taxes over Real Estate Taxes in effect as of May 15, 1998.

     1.18 Public Liability Insurance Limits shall mean $2,000,000. Combined Single Limit.

     1.19 Lease shall mean this Lease; the rights and obligations of the Lessor and of the Lessee under this Lease, and of their respective successors; all riders and amendments to this Lease; and all permitted modifications, extensions and alterations to this Lease.

     1.20 Lease Year shall mean a successive period of twelve calendar months, commencing on the Commencement Date, or on the anniversary of the Commencement Date.


                                    Article 2
                                 Demising Clause

     2.1 Lessor, for and in consideration of the Lessee's payment of Rent, and performance of the other terms and conditions of this Lease on the part of Lessee to be performed, does hereby lease the Premises to Lessee; and Lessee does hereby lease the Premises from Lessor, upon the terms and conditions set forth in this Lease.


                                    Article 3
                               Term and Possession

     3.1 Term: The Term of this Lease shall begin on the Commencement Date, and shall end on the Expiration Date, unless sooner terminated. Lessee shall be entitled to possession of the Premises on the Commencement Date, subject to the provisions of this Lease, and shall surrender possession of the Premises to Lessor as of the close of business on the Expiration Date.

     3.2 Occupancy Prior to Commencement Date: If Lessee, with the Lessor's prior written consent, occupies the Premises, or any part of the Premises, prior to the Commencement Date, then the Term shall also include the period from the date of occupancy to the Commencement Date. In no event shall Lessee occupy the Premises prior to the Commencement Date without the prior written consent of Lessor.

     3.3. Delays in Delivery of Possession: Lessor represents to the Lessee that as of the Commencement Date, the prior tenant and occupant of the premises has surrendered possession of the Premises, and its lease has been terminated; and that the prior tenant and occupant has waived all of its rights of occupancy of the Premises.

     3.4 Acceptance of Occupancy: The Lessee accepts occupancy of the Premises "as is", without any representation or warranty by the Lessor as to the physical condition of the Premises. The Lessor represents that the Premises may lawfully be used for a retail sales and service business, and that the applicable Certificate of Occupancy for the Premises permits such use, and that no further or amended Certificate of Occupancy is required in order for the Lessee to conduct its business for the Permitted Use at the Premises. However, the Lessor makes no further representations or warranties regarding the Premises; and the Lessee accepts the Premises 13as is" and without representations or warranties as to the condition thereof.

                                    Article 4
                                      Rent

     4.1 Annual Base Rent: Lessee shall pay the Annual Base Rent to Lessor, at such place or address as Lessor may from time to time designate by Notice, in monthly installments, in advance, on or before the tenth (10th) day of each month during the Term. Until further Notice, Lessee shall pay Rent at the address set forth in Paragraph 1.1 of this Lease. Rent shall be paid without demand, and without set-off or deduction whatsoever. Lessee shall pay Rent for the first month of the Term on the Rent Start Date. Rent for any partial month shall be prorated on the basis of thirty days to the month; and shall be paid on the first day of any such partial period.

     4.2 Adjustment to Annual Base Rent: [Intentionally deleted.]

     4.3 Electricity: The Premises shall be separately metered for water, electrical usage and gas (pursuant to the Workletter annexed to this Lease), and Lessee shall pay for Lessee's electric, water and gas consumption directly to the supplier of such utilities, and not to Lessor.

     4.4 Real Estate Taxes: In addition to Annual Base Rent, Lessee shall pay to Lessor, as Additional Rent, Lessee's Proportionate Share of Increased Real Estate Taxes, prorated as may be appropriate for any partial fiscal tax year.

     a) Real Estate Taxes shall include the amounts, if any, incurred by Lessor as and for reasonable and necessary legal fees and other costs to contest the amount of, or validity of, any Real Estate Taxes, in any calendar year; inclusive of annual or other periodic payments to legal counsel to compensate such legal counsel for counsel's efforts in maintaining or lowering Real Estate Taxes, provided the fee for such legal services is contingent upon a tax reduction, and/or such fee is payable out of tax savings.

     b) Real Estate Taxes attributable to any calendar year shall be Real Estate Taxes payable during such calendar year, notwithstanding that Real Estate Taxes may have been assessed for a year other than the calendar year in which they are payable.

     c) As soon as reasonably feasible after Real Estate Taxes have been determined, Lessor will furnish Lessee with a statement showing the then currently applicable Real Estate Taxes, and Lessee's Proportionate Share of Real Estate Taxes. Within thirty days after delivery of such statement, but in no event prior to the due date for such tax, Lessee shall pay to Lessor the amount so billed on such statement, as Additional Rent.

     d) Lessor represents and warrants to Lessee that as of the Commencement Date, there are no special assessments levied against the Building; and to the knowledge, information and belief of Lessor, none are pending or threatened.

     4.5 Administrative  Charges,  Late Fees,  Attorneys' Fees:  Installments of
Rent are due promptly, without demand, in advance on the first day of each calendar month during the Term; or, if due within a period stated in this Lease after the furnishing of a statement or Notice by Lessor, then within such period of time. A per diem administrative charge of $25.00 shall be charged to Lessee if Rent or Additional Rent is not received by Lessor, in full, on or before the fifteenth (15th) day after the due date for such payment, but not in excess of $275.00 in any calendar month. If Lessor is required to retain legal counsel to enforce any of the rights and remedies granted to Lessor under this Lease, Lessee shall reimburse Lessor, upon request, the reasonable and necessary fees, costs and expenses of legal counsel so incurred by Lessor. The Administrative Fee, Late Charge and obligation to reimburse legal fees, all as provided in this Paragraph 4.6, shall survive the termination of this Lease, and shall all be collectible by Lessor as Additional Rent.

     4.6 Independent Covenants: Except as otherwise expressly set forth in this lease, the Lessee's obligations under this Lease to pay Rent and Additional Rent, and to perform the other obligations on the part of Lessee to be performed, are independent and severable covenants from any obligations of the Lessor under this Lease; and (except as otherwise expressly set forth in this Lease) the Lessee shall not assert in any action or proceeding instituted by Lessor against Lessee a counterclaim or claim for offset based upon the Lessor's failure to perform any of the Lessor's obligations under this Lease.


                                    Article 5
                                  Prepaid Rent

     5.1 Concurrently with the execution of this Lease by Lessee, Lessee has deposited with Lessor the Security Deposit as Prepaid Rent, to be held by Lessor to guarantee the full and timely performance by Lessee of its obligations under this Lease, including (without limitation) the obligation to pay Rent and Additional Rent. Lessor is not required to maintain the Prepaid Rent in a segregated account, and may commingle the Prepaid Rent Deposit with other receipts of Rent from the Building. The Prepaid Rent shall not bear or accrue interest. If Lessee fails to perform any of the obligations on the part of Lessee to be performed under this Lease, including (without limitation) the obligation to pay each installment of Rent and Additional Rent when due, the Lessor may, but shall not be required to, apply the whole or any part of the Prepaid Rent to cure such default. If any portion, or all, of the Prepaid Rent is so applied, Lessee shall, within five days after receipt of Notice itemizing the amount and purpose(s) of such application, and demand therefor, deposit with Lessor an amount sufficient to restore the Prepaid Rent to its original amount. Failure to do so by Lessee shall be deemed a breach of this Lease. The obligation of Lessee to do so shall be deemed an obligation on the part of Lessee to pay Additional Rent, and may be so enforced by Lessor. If Lessee has complied with all of the Lessee's obligations under this Lease, including
(without limitation) Lessee's obligations to pay all items of Rent and Additional Rent, then the amount of the Prepaid Rent may be applied to the final installments of Monthly Rent at the end of the Term of this Lease. Lessor may decline to apply any portion, or all, of the Prepaid Rent until such time as all amounts due from Lessee under this Lease have been paid in full, including amounts which may become due by reason of lagging computations of Lessee's Share of Operating Expenses and Real Estate Taxes. In the event of transfer of ownership of the Building, Lessor may assign to or credit the new owner(s) with the amount of the Prepaid Rent. Upon Notice from the new owner(s) to Lessee of such assignment, transfer or credit, Lessee shall look solely to the new owner(s) for application of of the Prepaid Rent; and the Lessor named in this Lease shall be relieved of all liability with respect to the Prepaid Rent.

                                    Article 6
              Permitted Use, Compliance with Laws, Restricted Uses

     6.1 Lessee shall use and occupy the Premises only for the Permitted Use, and for no other use. Lessee and all persons permitted by Lessee to come upon the Premises shall comply with all laws, ordinances, regulations and with any rules and regulations promulgated by Lessor regarding the use of the Building and of the Premises, including all laws, ordinances and regulations relating to the installation or display of signs on the Building or in or about the Premises. Any such rules and regulations shall apply to all occupants of the Building on a non-discriminatory basis. Lessor shall have no liability to Lessee for non-observance of any such rules and regulations by any other tenant or occupant of the Building; nor for a breach by any other tenant or occupant of the Building of any of the terms of such tenant's or occupant's lease. Lessee shall not make or permit to be made any use of the Premises which is forbidden by any applicable law, ordinance, statute or governmental regulation; nor use or permit the use of any portion of the Premises for any activity which will increase the existing rate of casualty and liability insurance on the Building, ~r on any part of the Building; nor shall Lessee sell, nor permit to be sold, kept or used in or about the Premises, any substance or article which may be prohibited or restricted under standard fire insurance policies. Lessee, at its own expense, shall comply with all requirements pertaining to the operation of its business on the premises, including requirements of any insurance organization or company necessary for the maintenance of casualty and liability insurance covering the Building and the Premises at standard premiums.

     6.2. Certificate of Occupancy: As of the Commencement Date, the Lessor represents and warrants to the Lessee that a valid, permanent Certificate of Occupancy is in effect covering the Premises) authorizing the use of the Premises for the Permitted Use; and that such Certificate of Occupancy has not been revoked. As of the Commencement Date, the Lessor represents and warrants that there are no building violations of record in the Department of Buildings of the municipality in which the Premises are located. Except for work to be done in and about the Premises by the Lessee (for which building permits and a sign permit may be required prior to the commencement of any such work or the installation of any signs), Lessor represents and warrants that no additional permits or approvals by any municipal authority is required for the Lessee to commence doing business in the Premises in accordance with the terms and conditions of this Lease.

                                    Article 7
                                    Services

     7.1 This Lease is a "net" Lease, and the Lessor shall not provide any Services to the Lessee at the Premises except for those expressly set forth in this Lease. The Lessee shall provide, at Lessee's sole cost and expense, interior repairs, maintenance and cleaning of the Premises (including window washing), as required. The Lessor will provide, at the Lessor's cost and expense, maintenance, repair and replacement, as required, to the exterior portions and structural elements of the Building (including roof, driveway and rear parking area), and to the heating, air conditioning, electrical and plumbing systems servicing the Premises, both within and outside the interior demising walls of the Premises. As of the Commencement Date, the plumbing, heating, electrical and cooling systems in the Building and in the Premises will be in working order.


                                    Article 8
                            Subletting and Assignment

     8.1 Subletting and Assignment Prohibited: Lessee shall not assign, mortgage, pledge or otherwise transfer (whether voluntarily, involuntarily by operation of law, or otherwise) this Lease; nor shall Lessee sublet any portion of the Premises; without the prior written consent of Lessor in each instance, which consent shall not be unreasonably withheld. Any such assignment, mortgage, pledge, encumbrance or other transfer, or any such subletting, without the written consent of Lessor shall be absolutely void and of no effect whatsoever, and shall constitute a breach of this Lease.

     a) If Lessee desires to assign this Lease, or to sublet any portion of the Premises, Lessee shall furnish Lessor with a Notice specifying:

     i) The name and address of the proposed assignee or subtenant; and such other information as Lessor may reasonably request regarding the proposed assignee's or subtenant's financial responsibility and standing; and

     ii) the terms and conditions of the proposed assignment or subletting.

     b) Lessor shall not in any event be obligated to consent to any such proposed assignment or subletting unless:

     i) the proposed assignee or subtenant is of a financial standing reasonably satisfactory to Lessor;

     ii) the proposed assignee or subtenant, or the proposed use of the premises by the proposed assignee or subtenant, is not in conflict with or does not violate the applicable building and zoning codes, and is consistent with the permitted uses under the Certificate of Occupancy then in effect for the Building;

     iii) any obligation of the proposed subtenant or assignee to pay to the Lessee any consideration for the purchase of the Lessee's business, or for the purchase of the leasehold, or to otherwise make periodic installments to or for the benefit of the Lessee, shall be subordinated to the proposed subtenant's or assignee's obligation to pay Rent under this Lease;

     iv) Lessee shall have then fully complied with all of the terms and conditions of this Lease on the part of Lessee to be performed; and shall have been in full compliance with such terms and conditions as of the effective date of the proposed assignment or sublease;

     v) Lessee shall reimburse Lessor for all reasonable costs and expenses that may be incurred by Lessor in connection with the proposed assignment or subletting, including (without limitation) the reasonable costs of making investigations as to the acceptability of a proposed assignee or subtenant, and the reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or sublease;

     c) Any subletting pursuant to this Lease shall be subject to all of the terms and conditions of this Lease. Notwithstanding any such assignment or subletting, and the acceptance of Rent and Additional Rent by the Lessor from any such assignee or sublessee, Lessee shall remain fully liable for the payment of all Rent and Additional Rent provided in this Lease, and for the performance of all of the obligations of the Lessee contained in this Lease.

     d) Lessor shall be furnished with a duplicate original counterpart of any instrument of assignment or sublease made by Lessee with respect to the Premises, bearing the original signatures of the parties to be bound thereunder.


                                    Article 9
                   Quiet Possession, Subordination, Attornment

     9.1 Provided Lessee has fully performed all of the terms and conditions of this Lease on the part of Lessee to be performed, Lessee shall peaceably and quietly enjoy the use and occupation of the Premises throughout the Term, without hindrance or molestation by anyone claiming through or under Lessor; subject, however, to the terms and conditions of this Lease.

     9.2 This Lease, and the rights of Lessee under this Lease, is subject and subordinate:

     a) to all present and future financial encumbrances on the Building, or on any portion of the Building, including (without limitation) all mortgages, deeds of trust, or trust deeds in the nature of mortgages, and other similar encumbrances;

     b) to all present or future ground leases of the land underlying the Building;

     c) to all modifications, extensions and replacements thereof;

     d) to all such instruments which may affect the Building and adjacent property;

     e) to any spreaders or consolidations of any such financial instruments.

     9.3 In confirmation of such subordination, Lessee shall promptly upon request execute and deliver to Lessor any instrument which the Lessor, or the holder of any such financial encumbrance, or the lessor of any ground lease to which this Lease is subordinate, may reasonably request to evidence such subordination. If Lessee shall fail to so execute and deliver such instrument, Lessor is hereby irrevocably authorized to execute and to deliver such instrument in the name of Lessee as Lessee's agent for such limited purpose.

     9.3.1 Disturbance Agreement. The Lessor shall use the Lessor's best efforts to obtain from the holder of any mortgage placed as a lien upon the Building an agreement providing, in effect, that such holder will recognize this Lease and Lessee's rights under this Lease, and will not disturb Lessee's tenancy under this Lease for so long as Lessee complies with all of the obligations under this Lease on the part of Lessee to be performed, notwithstanding any breach under the terms of such mortgage, or in the event of a foreclosure of such mortgage. This Lease, and Lessee's rights and obligations under this Lease shall remain unaffected if, after using the Lessor's best efforts to obtain such an agreement from such mortgage holder, such an agreement can not ~e obtained (or if such mortgage holder refuses to consent to any such agreement)

     9.4 If the holder of any financial encumbrance or the lessor of any ground lease affecting the Building shall succeed to the rights of Lessor under this Lease, whether through possession or foreclosure action, or delivery of a new lease or deed, then at the request of such party so succeeding to Lessor's rights (referred to as "Successor Landlord") and upon such Successor Landlord's written agreement to accept Lessee's attornment, Lessee shall attorn to and recognize such Successor Landlord as Lessee's landlord under this Lease, and shall promptly execute and deliver any instrument which such Successor Landlord may reasonably request to evidence such attornment, provided such Successor Landlord shall consent, as a condition of such attornment, that the Lessee's rights under this Lease shall not be disturbed, terminated nor otherwise adversely affected as a result of such attornment for so long as Lessee performs all of the terms, covenants and conditions of this Lease on the part of the Lessee to be performed. Upon such attornment, this Lease shall continue in full force and effect as, or as if it were, a direct lease between the Successor Landlord and Lessee upon all of the terms and conditions set forth in this Lease; except that the Successor Landlord shall not:

     a) be liable for any previous act or omission of Lessor under this Lease;

     b) be subject to any offset, not expressly provided for in this Lease, which shall have theretofore accrued to Lessee against Lessor;

     c) be bound by any previous modification of this Lease, not expressly provided for in this Lease or otherwise reduced to a written instrument signed by the parties; nor by any previous prepayment of more than one month's Rent, unless such modification or prepayment shall have been expressly approved in writing by the Successor Landlord.

                                   Article 10
                            Lessor's Reserved Rights

     10.1 Lessor reserves the following rights:

     a) to display "for rent" signs in and about the Premises during the last four months of the Term;

     b) during the last twelve months of the Term, to show the Premises to prospective tenants;

     c) to inspect the Premises, upon reasonable prior notice to Lessee and (except for emergencies) at reasonable times; and to enter the Premises, without prior notice, in the event of an emergency;


                                   Article 11
                          Alterations and Improvements

     11.1 Condition of Premises: Other than as provided in this Lease, Lessor has not made any representations as to the condition of the Premises or of the Building.

     11.2 Delays in Completion of Alterations: [Intentionally deleted.]

     11.3 Changes After Commencement Date: Lessee shall not, without the prior written consent of Lessor in each instance (which consent shall not unreasonably be withheld), make any material or structural alterations, improvements or additions to the Premises (referred to as a "Change"). If Lessor consents to a Change, Lessor may impose such conditions with respect to such consent that are reasonably necessary or appropriate with respect to such proposed Change (including, without limitation, the condition that additional insurance be obtained by Lessee) as Lessor deems appropriate.

     a) The work necessary to make the Change shall be done at Lessee's sole cost and expense by employees or contractors approved by Lessor. Lessee shall pay promptly, when due, the cost of all such work, which shall be done in a workmanlike manner, and consistent with Building standards.

     b) Upon completion of such work, Lessee shall deliver to Lessor waivers of all liens for labor, services and materials relating to the work in a form satisfactory to Lessor. If the performance of such work gives rise to a lien, then Lessor may (but shall not be required to) pay and satisfy such lien; and the amount so expended by Lessor shall be reimbursed by Lessee to Lessor promptly, upon request, as Additional Rent.

     c) Lessee shall defend and hold Lessor and the Building harmless from all costs, damages, liens and expenses related to the work. Lessee shall not be deemed to be the agent of Lessor in connection with the work, nor in connection with any other matter arising out of this Lease.

     d)  In  the  performance  of  the  work,   Lessee  shall  ensure  that  all
requirements of insurance carriers are complied with.

     e) Upon the expiration of the Term, any Change shall become the property ~f the Lessor; and, unless Lessor requests otherwise, shall be relinquished to the Lessor in good condition, ordinary wear and tear from normal use excepted. At the election of the Lessee, the Lessee at its sole cost and expense may remove its personal property and trade fixtures which constitute the Change, and restore the area from which such property has been removed to the condition which existed immediately prior to the Change, ordinary wear and tear from normal use excepted. As a condition to the Lessor's consent to any Change, Lessor may require that the Premises be restored upon the expiration of the Term, at the expense of Lessee, to the condition which existed immediately prior to the Change.


                                   Article 12
                            Repairs and Replacements

     12.1  Lessee's  Obligation  to Repair;  Lessee's  Obligation  to  Maintain:
Subject to the rights and obligations set forth in Article 7 of this Lease, at its expense, Lessor will maintain and keep the exterior and structural portions of the Building, all utility service lines, pipes and plumbing servicing the Premises, and all public areas of the Building, in good condition. Lessee, at its expense, shall keep the Premises in a safe and tenantable condition, and in good order, repair and appearance. If Lessee fails to do so, Lessor may (but shall not be required to) restore the Premises to a safe and tenantable condition; and Lessee shall pay the cost thereof, upon request, as Additional Rent.

                                   Article 13
                              Destruction or Damage

     13.1 Destruction or Damage: Restoration: If the Building or the Premises are partially or totally damaged or destroyed by fire or other casualty, whether or not the damage or destruction shall have resulted from the fault or neglect of Lessee or its employees, agents, visitors or guests, and if this Lease shall not have been terminated as provided in this Article 13, Lessor shall repair the damage and restore and rebuild the Building and/or the Premises, out of and to the extent of the proceeds of any policy of casualty insurance payable to Lessor, with reasonable dispatch after receipt of such proceeds. In no event, however, shall Lessor be required to repair or to replace any of Lessee's property; nor shall Lessee be relieved of liability or responsibility for damage or destruction resulting from the fault or neglect of Lessee (or of its employees, agents, visitors or guests) if the insurance policies carried by Lessee under this Lease do not contain a waiver of the right of subrogation.

     13.2 Partial Damage: Abatement of Rent: If the Building or the Premises are partially damaged or partially destroyed by fire or other casualty, Rent shall be abated to the extent that:

     a) the Premises shall have been rendered untenantable, and for the period from the date of such damage or destruction to the date that the damage or destruction shall have been substantially repaired or restored; and

     b) the Lessor shall have received compensation, in lieu of Rent, from any rent interruption or business interruption insurance carrier.

     13.3 Total Damage or Destruction, Termination of Lease: If the Building or the Premises shall be totally damaged or destroyed by fire or other casualty, or if the Building shall be so damaged or destroyed by fire or other casualty as to require a reasonably estimated expenditure of more than 50% of the full insurable value of the Building immediately prior to the casualty in order to restore the same, then in either such case, Lessor may terminate this Lease by giving Lessee Notice to such effect within 30 days after the date of the casualty. In case of any damage or destruction mentioned in this Paragraph.

     13.3 Lessee may terminate this Lease upon Notice to Lessor, if Lessor has not substantially completed the making of the required repairs, and substantially restored and rebuilt the Building and the Premises within ninety
(90) days from the date of the casualty, or within such period after such date (not exceeding an additional thirty (30) days) as shall equal the aggregate period Lessor may have been delayed in doing so by adjustment of insurance, labor troubles, governmental controls, or other causes reasonably beyond the control of Lessor; and such termination shall be effective upon the expiration of thirty days after the date of such Notice.

     13.4 No Claim for Consequential Damages: No damages, compensation or claim shall be payable by Lessor for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building, unless such claims are covered by Lesssor's casualty insurance coverage.


                                   Article 14
                                 Eminent Domain

     14.1 Whole or Partial Taking: If the whole of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. If only a part of the Premises shall be so condemned or taken, then, effective as of the date of vesting of title, the Rent shall abate in proportion to the area so taken, and Lessee's Proportionate Share shall be similarly proportionately reduced. However, if such partial taking shall materially and adversely affect the conduct of Lessee's business at the Premises, then the Lessee may, upon not less than thirty (30) days' Notice, terminate this Lease.

     14.2 Partial Taking, Election to Terminate: If only a part of the Building shall be so condemned or taken, then Lessor (whether or not the Premises be affected) may, at Lessor's option, if a material portion of the Building is so taken (such option to be elected, if at all, in a commercially reasonable manner):

     a) terminate this Lease, and the term and estate hereby granted shall cease and terminate as of the date of such vesting of title, upon Notice to Lessee given within sixty days following the date upon which Lessor shall have received notice of vesting of title; or

     b) if such condemnation or taking shall be of a substantial part of the Premises, or of a substantial part of the means of access thereto, so that, as a result of such taking, reasonable access to the Building is no longer available Lessee may, at Lessee's election, by Notice to Lessor delivered within thirty days following the date on which Lessee shall have received notice of vesting of title, terminate this Lease, and the term and estate hereby granted shall cease and terminate as of the date of such vesting of title; or

     c) if neither Lessor nor Lessee shall elect to terminate this Lease in the manner set forth in this Paragraph 14.2, this Lease shall be and remain unaffected by such condemnation or taking, except that the rent shall be abated to the extent provided in this Article 14.

     d) If only a part of the Premises shall be so condemned or taken, and this Lease with respect to the part not taken is not terminated as provided in this
Article 14, Lessor shall, with reasonable dispatch, and out of the condemnation award, restore the remaining portion of the Premises as nearly as practicable to the same condition as existed prior to the condemnation or taking.

     e) The entire condemnation award derived from any such condemnation or taking shall belong to the Lessor, and no portion of such award shall belong to Lessee, regardless of the manner in which such award shall have been computed or allocated; unless the condemning authority shall have made an award separate from the Lessor's award, and payable t6 the Lessee in compensation for the taking of Lessee's interest in the leasehold.


                                   Article 15
                                  Holding Over

     15.1 Effect of Holding Over After Expiration of Term: If Lessee retains possession of the Premises, or any part of the Premises, after the expiration of the Term, or after any extension of the Term, whether the Term ends on the Expiration Date or at any other time, Lessee shall pay to Lessor for the use and occupation of the Premises (or of the part of the Premises so occupied) at the rate of 200% of the rate payable for the month immediately prior to the holding over, computed on a per month basis, for each month or part of a month (without reduction for partial month) that Lessee remains in possession. Such payment shall not be construed as the creation of a new lease between Lessor and Lessee, nor as a renewal or extension of this Lease; but shall be deemed liquidated damages to Lessor for Lessee's holding over after the expiration of the term; and shall in no way impair the Lessor's right to seek possession of the Premises by legal proceedings.

                                   Article 16
                             Surrender of Possession

     16.1 At the Expiration Date or other termination of the Term, Lessee shall immediately surrender the Premises to Lessor in good repair and condition, ordinary wear and tear from normal use excepted; and further excepting damage from fire or other casualty for which Lessee is not liable. Lessee shall at its expense remove its furniture and equipment from the Premises, and shall repair all damage to the Premises or to the Building occasioned by such removal; or pay to Lessor the cost of such repair if Lessee fails to make such repairs promptly upon removal. Lessee shall leave the Premises in "broom clean" condition. Any personal property which Lessee does not remove from the Premises shall be deemed abandoned by Lessee; and Lessee shall be deemed to have conveyed the same to Lessor. Lessor may dispose of the same without incurring any obligation to the Lessee to account for such property; and Lessee hereby waives any and all claims against Lessor for damages or for other compensation with respect to such property. If Lessor incurs any expense to dispose of such abandoned property, Lessee shall reimburse Lessor for the expenses so incurred, upon request, as Additional Rent.


                                   Article 17
                              Default and Remedies

     17.1 Acts of Default: The following shall be deemed a default by Lessee of its obligations under this Lease:

     a) failure to pay any installment of Rent or Additional Rent within fifteen
(15) days of the due date for each installment of Rent;

     b) failure to observe or to perform any obligation on the part of Lessee to be performed under this Lease, other than the payment of Rent or Additional Rent, and such failure shall persist for fifteen days after delivery of Notice to cure;

     c) failure to remove or to cure a hazardous condition immediately upon Notice to cure or to remove the same;

     d) the levy or execution upon the interest of Lessee under this Lease or in the Premises;

     e) abandonment of the Premises;

     f) the filing by or against Lessee of a petition in bankruptcy; and such petition not having been dismissed within thirty days of its filing;

     g) the institution of any proceeding by or against the Lessee whereby the Lessee seeks relief from creditors; or in which Lessee seeks to make a general assignment for the benefit of creditors; or seeks a composition with its creditors; or in the event of an appointment of a receiver of Lessee; and such proceeding or appointment shall not have been vacated or dismissed within thirty days of the date of filing or appointment; or then, in any one or more such events, Lessor may treat the occurrence as a breach of this Lease, provided that:

     x) if such default is a monetary default, then Lessee shall upon five days Notice to cure, fully cure the same; and

     y) if such default is other than a monetary default, then Lessee shall upon ten days Notice to cure, fully cure the same, or within such period of time take all reasonable a necessary steps to cure the same and diligently pursue the cure of such default as expeditiously as reasonably possible; and

     z) in either event, if Lessee shall have complied with the provisions of "x" or "y" (whichever is applicable) , Lessee shall not be deemed in default of its obligations under this Lease; otherwise, Lessee shall be deemed to be in default of its obligations under this Lease, and the Lessor may, without further notice or demand of any kind to Lessee, or to any other person, exercise any one or more of the following remedies in the manner provided by law. In no event, however, shall Lessor be required to furnish Lessee with Notice of a monetary default more than two times in any calendar year.

     i) Lessor may (after the expiration of any applicable grace period or period to cure) terminate this Lease, in which event Lessor may immediately take possession of the Premises and prepare the same for reletting, and to relet the same, in a commercially reasonable manner and on commercially reasonable terms, to any other lessee of Lessor's choosing. Lessor shall use its best efforts to re-let the Premises in a commercially reasonable manner. The costs and expenses of preparing the Premises for reletting (including, without limitation, reasonable brokers' commissions, advertising expenses and fix-up expenses) shall remain the liability of the Lessee. In the event the Premises are relet to another Lessee at a rent less than the amount of Rent and Additional Rent reserved in this Lease, then the Lessee shall remain liable to the Lessor for the difference between the Rent and Additional Rent the Lessor would have received, had the Lessee complied with its obligations to the Lessor under this Lease, and the rent (inclusive of any "additional rent") which the Lessor actually receives from such other lessee.

     ii) Lessor may terminate Lessee 5 right to possession, and may repossess the Premises by forceable entry, summary proceeding, or by any other lawful process, by taking peaceful possession or otherwise without terminating this Lease, in which event Lessor may, but shall be under no obligation to, relet the Premises for the account of Lessee, for such rent and upon such terms as may be commercially reasonable. For the purpose of such reletting, Lessor is authorized to decorate, repair, remodel or alter the Premises. If Lessor shall fail to relet the Premises, Lessee shall pay to Lessor the Rent and Additional Rent reserved in this Lease for the balance of the Term. If the Premises are relet, and a sufficient sum shall not be realized from such reletting after payment of the costs and expenses of all decoration, repairs, remodeling, alterations, brokers, and legal counsel thereby incurred, to satisfy the Rent and Additional Rent provided in this Lease, Lessee shall pay the same upon request. No suit or recovery of any portion due Lessor shall be any defense to any subsequent suit, action or proceeding brought for any other amount not previously reduced to judgment in favor of Lessor.

     l7.1.1 Waiver of Landlord's Lien. Notwithstanding any provision of this Lease to the contrary, the Lessor does hereby waive any claim to a lien with respect to the Lessee's inventory which may now or hereafter be placed in or about the Premises, whether such claim may arise as a result of the Lessee's uncured default(s) under this Lease, or otherwise. The Lessor consents that the Lessee's inventory may be encumbered with a lien, security interest or other encumbrance in favor of any lender or secured party; and further consents that any such lien, security interest or other encumbrance with respect to such inventory shall be prior in right, and senior to, any claim of Lessor under this Lease. Lessor shall, at Lessee's request, execute and deliver an appropriate lien waiver required by any secured lender of the Lessee, which lien waiver shall reflect the provisions of this Lease.

     17.2 No Waiver by Implication: No waiver of any default of Lessee shall be implied from any omission by Lessor to take any action on account of a default if such default persists or shall be repeated; and no express waiver shall affect any default other than the default specified in the express waiver, and only then for the time and to the extent therein stated. No failure on the part of Lessor to exercise any right or remedy granted under this Lease, or the failure of Lessor to insist upon strict compliance with the terms of this Lease, shall be construed as a waiver of the Lessor's right to exercise such right or remedy, or to demand strict compliance. No course of conduct, nor any custom or practice of the parties shall be construed as a waiver or modification of any of the provisions of this Lease.


                                   Article 18
                        Insurance and Waiver of Recovery

     18.1 Compliance with Insurance Requirements: Lessee shall not violate, or permit the violation of, any condition imposed by the standard fire insurance policy then issued for buildings comparable to the Building; and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises which would subject Lessor to any liability or responsibility for personal injury or death or property damage, or which would increase the fire or other casualty insurance rates on the Building over the rate which would

     18.4 If, by reason of the failure of Lessee to comply with the terms of this Lease, the rate of fire or other casualty insurance on the Building or on any of Lessor's property in the Building shall be higher than it otherwise would be, Lessee shall reimburse Lessor upon request, for that part of the excess premiums for such insurance coverages.

     18.5 Insurance Coverage Limits: Lessee shall provide on or before the Commencement Date, and shall maintain in full force and effect during the Term of this Lease, for the benefit of Lessor and of Lessee:

     a) a general liability insurance policy protecting the Lessor and the Lessee against any liability whatsoever, occasioned by any occurrence on or about the Premises or any appurtenances thereto, in the amount of the Public Liability Insurance Limits.

     b) a casualty insurance policy protecting the Lessor and Lessee, and providing for coverage against loss or damage to Lessee's improvements and trade fixtures for not less than the full replacement value thereof (provided, however, that Lessor shall maintain casualty insurance on the Building and Premises, excluding Lessee's improvements and trade fixtures).

     c) business interruption or rent interruption insurance coverage providing for the payment to the Lessor, in the event of a covered loss, installments on a monthly basis of not less than the then-current Annual Rent provided for in this Lease (such installments, if any so paid to Lessor, shall be credited against, and offset from, the Rent otherwise payable by Lessee under this Lease).

     Such policy or policies shall be written by a reputable and solvent insurance company satisfactory to Lessor, and authorized to conduct business in the State of New York. Such policy may be carried under a blanket policy covering the Premises and other locations of Lessee, if any. Such policy shall provide that not less than ten (10) days prior to its termination or cancellation, whether for non-payment of premiums or for any other reason, Lessor shall be notified in writing of such termination or cancellation. Lessee's failure to provide and to keep in full force and effect such insurance coverage shall be deemed to be a material default under this Lease entitling Lessor to exercise any or all of the remedies provided in this Lease in the event of default.

     18.6 Limitation of Lessor's Liability: Except as otherwise expressly set forth in this Lease to the contrary, the Lessor's obligations and covenants under this Lease may be enforced and satisfied solely out of Lessor's interest in the Building; and under no circumstances shall any claim or demand be asserted against, nor enforced or collected from, any personal assets of the individual comprising the Lessor, other than his interest in the Building; and all claims and demands which may be asserted against any member, partner, stockholder, manager, officer or director of Lessor, in their personal capacity, is hereby waived.


                                   Article 19
                   Taxes on Lessee's Property and Lease Taxes

     19.1 Taxes on Lessee's Property: Lessee shall be solely liable for, and shall pay before delinquency, all taxes levied against any personal property or trade fixtures placed by Lessee in the Premises. If any such taxes on Lessee's personal property or trade fixtures are levied against the Lessor or against Lessor's property, or if the assessed value of the Building is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Lessee, and if Lessor, after Notice to Lessee, pays such taxes based upon such increased assessments (which Lessor shall have the right but not the obligation to do, regardless of the validity thereof, but only under proper protest if request by Lessee), Lessee shall upon request repay to Lessor the taxes so levied against and paid by Lessor, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event, at Lessee's sole cost and expense, Lessee shall have the right, in the name of the Lessor and with Lessor's cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amounts so recovered shall belong to Lessee.

     19.2 Lease Taxes: If any government or governmental agency or department levies a tax measured by or based, in whole or in part, upon the value or amount of rent, which tax is payable pursuant to the relevant law, ordinance or state by Lessee (either directly by Lessee or indirectly by Lessor as collector for the taxing authority), then Lessee shall pay the tax in accordance with any such ordinance or statute, or shall reimburse Lessor therefor. This Paragraph shall not be construed so as to apply to Federal, State and municipal income taxes payable by Lessor upon its gross income.


                                   Article 20
                              Estoppel Certificate

     20.1 Execution and Delivery of Estoppel Certificates: Lessee shall, within ten days after written request from Lessor, execute and deliver to Lessor or to a person designated by Lessor a certificate in form satisfactory to Lessor stating: a) that this lease is unmodified and in full force and effect (or, if there has been a modification, that the same is in full force and effect as so modified, and stating the nature of the modification); b) certifying the dates to which Rent and Additional Rent have been paid; c) stating the amount of the Prepaid Rent; and d) stating whether or not, to the best knowledge of the Lessee, the Lessor has complied with the terms and conditions of this Lease on the part of Lessor to be performed (or, if such is not the case, stating in what particular Lessor has not so complied). It is mutually acknowledged that any such certificate delivered pursuant to this Article 20 may be relied upon by others with whom the Lessor may be dealing. If Lessee shall fail to so execute and deliver such certificate within the time required by this Article 20, then Lessee does hereby irrevocably appoint Lessor as the agent and attorney-in-fact of the Lessee, for the limited purpose of executing and delivery such certificate in the name of Lessee and on Lessee's behalf.


                                  Article 20(A)
                                 Renewal Rights

     20(A).1 Renewal Rights: Provided the Lessee, at the time of the exercise by the Lessee of any option to renew, has then fully complied with all of the obligations in this Lease on the part of the Lessee to perform (including, without limitation, the obligation to pay Rent and Additional Rent when due), and is not in default of its obligations under this Lease, then Lessee may renew this Lease for an additional term ("the Renewal Term") of five (5) years, to commence on the fifth (5th) anniversary of the Commencement Date, and to expire on the fifth (5th) anniversary of the Expiration Date, as follows:

     (a) Not later than 120 days prior to the Expiration Date, Lessee shall serve Lessor with Notice to the effect that Lessee elects to renew the term of this Lease for the Renewal Term. Timely service of such Notice is of the essence to the Lessee's exercise of the renewal rights granted hereunder.

     (b) Upon the service of such Notice, this Lease shall be deemed renewed for the Renewal Term, upon the same terms and conditions set forth in this Lease; except that nothing in this Lease shall be construed as a right further to renew the term of this Lease upon the expiration of the Renewal Term.

     (c) The failure of the Lessee to serve the Notice described in this Article in a timely manner shall be deemed an election by the Lessee not to renew the term of this Lease for the Renewal Term; and this Lease shall thereupon expire on the Expiration Date (unless sooner terminated).

     (d) The Rent payable during the Renewal Term (if exercised) shall be as set forth in Article 1 of this Lease.

                                   Article 21
                            Miscellaneous Provisions

     21.1 Legal Fees: (a) Lessee shall pay upon request all of Lessor's costs and expenses, including the reasonable fees and disbursements of legal counsel, incurred in enforcing Lessee's obligations under this Lease. The obligation of Lessee under this Paragraph 21.1 shall be deemed Additional Rent.

     (b) If, in any action or proceeding, it shall be adjudged that Lessor has failed to perform any of its obligations under this Lease toward Lessee, as a result of any claim or counterclaim brought by Lessee against Lessor, then Lessor shall pay to Lessee the reasonable fees and disbursements of legal counsel so incurred by Lessee.

     21.2 Notices: All Notices under this Lease shall be in writing, and shall be delivered via Certified Mail, Return Receipt Requested, or via Federal Express, Express Mail, or via any other reputable overnight delivery service which provides written evidence of delivery; and such Notice shall be deemed delivered upon receipt by the addressee, or refusal by the addressee. Such Notice shall be addressed to the party to whom such notice is directed at the address shown in Article 1, or at such other or additional addresses as either party may designate by Notice.

     21.3 Lessor's Right to Transfer or Assign Interest in Lease: Except as otherwise expressly set forth in this Lease to the contrary, without the prior consent of Lessee, and without prior Notice to Lessee, Lessor may transfer its interest in the Building and/or in this Lease subject to the terms and conditions of this Lease; and, after Notice of such transfer to Lessee, and the assumption of the Lessor's obligations under this Lease by the transferee, Lessor shall be released from all liability under this Lease, except as to prior acts of default (if any) by Lessor, and Lessee shall look solely to such transferee for the performance of Lessor's obligations hereunder. Lessor may assign its interest in this Lease to any lender as collateral security for any loan; but such a collateral assignment shall not release Lessor from its obligations under this Lease; and Lessee shall look solely to Lessor, and not to any such lender, for the performance of Lessor's obligations under this Lease.

     21.4 Applicable Law; Unenforceable Provisions: This Lease shall be governed in all respects by the laws of the State of New York. If any provision of this Lease, or the application thereof to any person or under any circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of the offending provisions to persons or under circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby; and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     21.5 Entire Agreement; No Other Representations: This Lease, and the Exhibits annexed to this Lease, represents the entire agreement between Lessor and Lessee. There are no verbal representations, warranties, promises or statements, except to the extent that the same are expressly set forth in this Lease, or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease, upon which either has relied in entering this Lease. This Lease may not be modified by any verbal agreement, course of conduct, practice or custom; but only by a written instrument signed by the party to be bound thereby.

     21.6 Ejustem Generis: The rule of ejustem generis shall not be applicable to limit any general statement set forth in this Lease which general statement is followed by or refers to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     21.7 Brokers: If a Broker is named in Article 1, then Lessee represents and warrants to Lessor that Lessee has not dealt with any real estate agent or broker other than the Broker in connection with this Lease, or in connection with Lessee's introduction to the Premises or to the Building. If any broker (other than the Broker, if one is named in Article 1) claims that it was instrumental in introducing the Building or the Premises to the attention of Lessee; or was the procuring cause of this Lease; or was otherwise entitled to a commission as a result of this Lease, then Lessee shall indemnify Lessor against and hold Lessor harmless from any such claim, including the reasonable and necessary costs and expenses of legal counsel incurred by Lessor in defending any such claim.

     21.8 Unilateral Termination: Any purported unilateral of this Lease by Lessee shall not be binding upon Lessor, unless accepted by Lessor in writing. Tender or delivery to Lessor of the keys to the Premises, or tender of possession of the Premises, shall not constitute a termination of Lessee's obligations under this Lease, unless acknowledged by Lessor in writing that such tender or delivery shall constitute a termination of this Lease.

     21.9 Relationship of Landlord and Tenant: Nothing contained in this Lease, a no course of conduct between Lessor and Lessee, shall be construed as evidence of any relationship between the parties except as landlord and tenant. Neither Lessor nor Lessee shall assume any obligation to any third party whereby the other is or may be liable, unless the parties so agree in a writing signed by the party sought to be bound thereby.

     21.10 Binding Effect of Lease: Unless and until this Lease is signed by or on behalf of Lessor and a counterpart bearing an original signature of Lessor or of Lessor's duly authorized agent is delivered to Lessee, this Lease shall be deemed an executory offer to lease the Premises, which offer shall be subject to withdrawal at any time prior to acceptance by Lessor. Acceptance shall be evidenced by Lessor's signature, or the signature of Lessor's duly authorized agent, to this Lease. The acceptance of rent, or a "deposit" against rent, or a "binder" by any person shall not constitute acceptance by Lessor of this executory offer. After this Lease has been fully signed by the parties, and a counterpart has been delivered to Lessee, this Lease shall be binding upon, and shall inure to the benefit of, the parties1 respective successors and assigns.

     21.11 [Paragraph 21.11 is intentionally deleted.]

     21.12 Modification Required by Lenders: If a lender holding a mortgage or deed of trust affecting any portion of the Building requires, as a condition of any existing or future mortgage loan or secured loan, the repayment of which is secured by a financial encumbrance upon the Building, that certain modifications be made to this Lease, which modifications will not require Lessee to pay any additional amounts, nor affect the Term of this Lease, nor affect the conduct of Lessee's business upon the Premises, nor otherwise materially change the rights or obligations of Lessee under this Lease, Lessee shall, upon request, execute and deliver such instruments, without charge, to Lessor.

     21.13 Payments Applied at Lessor's Discretion: Lessor shall have the right to apply payments received from Lessee, regardless of Lessee's designation of such payments, to satisfy obligations of Lessee in such order and in such amounts as Lessor, in its sole discretion, may elect.

     21.14 Limitations to Lessor's Liability: Except for the gross negligence of the Lessor, Lessor and/or its agents and/or employees shall have no liability for any loss or damage to property entrusted to employees or agents of Lessor; nor for loss or damage to any property by theft or otherwise. Lessor and/or its employees and agents shall not be liable for interference with the light or other incorporeal hereditaments.

     21.15 Notice of Lessor's Default: If Lessor is in default of any of its obligations under this Lease, or if Lessee deems Lessor to be in default, Lessee shall advise Lessor by Notice of the nature of the default within ten days after Lessee has knowledge or actual notice of the act or occurrence which c6nstitutes the default, and shall afford Lessor a reasonable opportunity to cure.

     21.16 Waiver of Trial by Jury: In any action or proceeding brought by Lessor to enforce any right or remedy under this Lease, or to enforce Tenant's obligations under this Lease, Lessee shall and hereby does waive trial by jury.

     21.17 Authorized Signatures: If Lessee is a corporation or partnership, Lessee represents and warrants to Lessor that the person signing on behalf of Lessee is duly authorized by such corporation or partnership to sign on its behalf; and that the signature of such person is, in the case of a corporation, duly authorized by resolution of its board of directors; and, in either case, is binding upon the entity constituting the Lessee.

     21.18 Captions: The captions preceding any Article or Paragraph of this Lease shall not be deemed to be a material part of the Lease, nor shall they be deemed to control the meaning or content of any material provision; and are for convenience only.

     21.19 Personal Property, Fixtures: All fixtures located upon the Premises as of the date of this Lease constitutes the sole property of the Lessor. The Lessee may use such property, without additional rent or charge, during the Term of this Lease; however, no such property shall be encumbered, transferred, disposed of or sold by Lessee during the Term. At the end of the Term, all such property shall be returned to the Lessor in substantially the same condition as exists on the date of this Lease, reasonable wear and tear from normal commercial use excepted. Repairs, maintenance and (if required) replacement of fixtures shall be at the sole cost and expense of the Lessee; and any items of personal property so replaced shall become the property of the Lessor, and returned to the Lessor at the end of the Term of this Lease.


                                   Article 22
                             Right of First Refusal

     22.1 (a) If at any time during the Term of this Lease, or during the Renewal Term, the Lessor elects to sell the Land and/or Building in which the Premises are located to any third party, prior to accepting unconditionally any offer from a third party, the Lessor shall first offer to sell the Land and/or Building to Lessee upon the same terms and conditions, by written Notice. A copy of any written offer or conditional contract of sale shall be furnished to the Lessee (but the Lessor may conceal the identity of the offeror from Lessee). Lessee shall have a period of fifteen (15) days from the time of delivery of the Lessor's Notice to elect (or not) the Lessee's Right of First Refusal. Failure to make a timely response by Notice to the Lessor's Notice shall be deemed to be an election on the part of the Lessee not to exercise the Right of First Refusal hereby granted.

     (b) If Lessee elects to exercise its Right of First Refusal hereby granted, the Lessee shall enter a formal contract of sale with the Lessor, providing for the same price, terms and conditions as the original offeror, and providing for the conveyance by the Lessor of marketable title to the Land and Building not later than ninety (90) days following the date of such contract, free and clear of all objectionable encumbrances.

     (c) The Lessee's exercise of the Right of First Refusal shall be conditioned and contingent upon the Lessee's having complied (at the time of such exercise) with all of the Lessee's obligations under this Lease on the part of the Lessee to be performed, including the obligation to pay Rent and Additional Rent; and upon there then being no uncured defaults or breaches by the Lessee of any of its obligations under this Lease.

     (d) The Right of First Refusal hereby granted shall not be exercisable, and shall not apply, in the event of a no-consideration transfer or less-than-market-value transfer by any individual Lessor to any spouse of such person, or to any child or issue, nor to any trust for the benefit of any one or more of them; nor in the event of a transfer by operation of law to any heir or distributee of the Lessor or to any joint owner with right of survivorship; nor in the event of a transfer of any interest in the Land and Building under the will of any individual Lessor.


                                   Article 23
                 Post-Closing Obligations under Contract of Sale

     (a) Simultaneously with this Lease, the Lessor, as Individual Sellers, and the Lessee (or the Guarantor of the Lessee, if any) have entered a certain Contract of Sale for the sale of certain assets of the business known as "The Sound Mill", which business was formerly conducted by the Individual Sellers at the Premises, upon the terms and conditions set forth in said Contract of Sale (the "Contract"). The Contract provides, inter alia, for certain post-closing obligations of the Seller, including without limitation Seller's post-closing agreements under paragraphs First, Ninth (b)(iii), Ninth (c), Tenth (a), Tenth
(b), Eleventh (c) and Sixteenth (b) of the Contract. In connection therewith, the Seller has agreed to indemnify, defend and hold Purchaser harmless from and against all lost, cost, expense (including reasonable attorneys' fees) and damage incurred by Purchaser as a result of Seller's failure to perform any of Seller's post-Closing obligations, representations or warranties under the Contract.

     (b) Further, in connection therewith, the Lessor represents and warrants ~6 the Lessee that there is only one (1) mortgage currently encumbering the Premises in the approximately principal balance of $88,000.00 (which is paid to date) and that the Premises are otherwise owned by Martin Goldbaum and Sally Goldbaum in fee simple title, free and clear of all liens and encumbrances. Lessors agree that for a period of two (2) years from the Commencement Date, the Lessors will not convey title to or re-mortgage the existing mortgage or otherwise incurese the total mortgage balance encumbering the Premises. In the event of the Seller's failure to perform any of the Seller's post-Closing obligations referenced in paragraph Nineteenth (a) of the Contract, the Lessee shall have the right to offset the Purchaser's loss, cost, expense or damage against the Rent. It is mutually acknowledged by Lessor and Lessee that this provision is part of the express consideration for the making of the Contract and of this Lease. At Lessee's option, Lessee may record a memorandum of this Lease.

     (c) Capitalized nouns which are not specifically defined in this Lease shall have the same meaning as in the Contract.

     IN WITNESS  WHEREOF,  this Lease has been  signed as of the date  stated in
Article 1.


   LANDLORD:                                      TENANT:
                                                  Harvey Electronics, Inc.


 ______________________________                        By:____________________
 Martin Goldbaum


 ______________________________
 Sally Goldbaum

State of New York        )
County of Westchester    )                ss.:

     On , 1998, before me, a Notary Public of the State of New York, personally appeared MARTIN GOLDBAUM and SALLY GOLDBAUM, persons known to me, who did each acknowledge to me that each signed the foregoing instrument as his/her free act and deed.

                                          ____________________________________
                                          Notary Public

State of New York             )
County of Westchester         )           ss.:

     On , 1998, before me, a Notary Public of the State of New York, personally appeared , a person known to me, who resides at , and is the of HARVEY ELECTRONICS, Inc., the corporation which executed the foregoing instrument; that he knows the seal of said corporation, that the seal was affixed by order of the Board of Directors of said corporation, and that he signed his name, as an officer thereof, pursuant to authority granted to him by the Board of Directors of said corporation.

                                          ____________________________________
                                          Notary Public